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                                 UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                   OCAL, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                 95-4544569
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

                              14538 KESWICK STREET
                          VAN NUYS, CALIFORNIA  91405
                    (Address of principal executive offices)

                             1995 STOCK OPTION PLAN
                            (Full title of the Plan)

                                   OCAL, INC.
                              14538 KESWICK STREET
                          VAN NUYS, CALIFORNIA  91405
                    (Name and address of agent for service)

                                 (818) 782-0711
         (Telephone number, including area code, of agent for service)

           It is requested that copies of communications be sent to:

                              IRELL & MANELLA LLP
                      1800 AVENUE OF THE STARS, SUITE 900
                             LOS ANGELES, CA  90067
                       ATTENTION: DERRICK O. BOSTON, ESQ.
                                 (310) 277-1010

                        CALCULATION OF REGISTRATION FEE


Title of             Amount    Proposed Maximum  Proposed Maximum    Amount of
Securities to         to be     Offering Price      Aggregate      Registration
be Registrered    Registered(1)   Per Unit(2)    Offering Price(2)      Fee
________________  ____________ ________________  ________________  ____________
Common Stock,       400,000        $ 2.8125         $ 1,125,000       $ 332
par value $0.001    shares
per share


(1) Pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers such additional securities as may become issuable to prevent dilution resulting from stock splits, stock dividends and similar events.

(2) Pursuant to Rule 457(h), estimated solely for the purpose of calculating the registration fee on the basis of the average of the bid and asked sale prices of the Registrant's Common Stock on the Nasdaq National Market on December 4, 1997.

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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


Item 1. PLAN INFORMATION.*

Item 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

  *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

  The following documents, which have been filed by Ocal, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference:

    (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, filed pursuant to Section 13 of the Securities Act, that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

    (b) The Registrant's Quarterly Reports on Form 10-Q for the periods ended September 30, 1997, June 30, 1997 and March 31, 1997, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

    (c) The description of the Registrant's Common Stock as set forth under the caption "Description of Capital Stock" in the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on March 12, 1996 pursuant to Rule 462(b) under the Securities Act, and any other amendments or reports thereto filed with the Commission for the purpose of updating such description.

  In addition, all documents filed subsequent to the date of this Registration Statement by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

Item 4. DESCRIPTION OF SECURITIES.

  Not Applicable.

Item 5. INTEREST OF NAMED EXPERTS AND COUNSEL.

  Not Applicable.

                                      (2)

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Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The Amended and Restated Certificate of Incorporation of the Registrant and
Article VIII of the Bylaws of the Registrant (filed as Exhibits 4.2 and 4.3 hereto, respectively) provide for indemnification of officers and directors and are incorporated herein by this reference.

  Section 145 of the General Corporation Law of the State of Delaware provides, in part, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any suit or proceedings because such person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, against all costs actually and reasonably incurred by him in connection with such suit or proceedings if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. Similar indemnity is permitted to be provided to such persons in connection with an action or suit by or in the right of the corporation, provided such person acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and provided further (unless a court of competent jurisdiction otherwise determines) that such person shall not have been adjudged liable to the corporation.

Item 7. EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

Item 8. EXHIBITS.

Exhibit
Number
_______

4.1     1995 Stock Option Plan, As Amended (incorporated by reference to
        Exhibit 10.2 of the Registrant's Form 10-Q, File No. 0-27748, as filed with the Commission on November 14, 1997)

4.2     Forms of Stock Option Agreements (incorporated by reference to Exhibit
        10.1 of the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on August 29, 1995)

4.3 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 of Amendment No. 2 to the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on December 26, 1995)

4.4 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on August 29, 1995)

4.5     Specimen of Common Stock Certificate (incorporated by reference to
        Exhibit 4.1 of Amendment No. 4 to the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on March 8, 1996)

5.1     Opinion of Irell & Manella LLP

23.1    Consent of Ernst & Young LLP

23.3    Consent of Irell & Manella LLP (included in their opinion filed as
        Exhibit 5.1 hereto)

24.1 Powers of Attorney (included on signature page of this Registration Statement)

_______

                                      (3)
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Item 9. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                      (4)

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  (c) Insofar as indemnification for liabilities arising under the Securities
Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      (5)

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 5th day of December, 1997.


                         By:  /s/ Ilan Bender
                             ___________________________________
                              Ilan Bender
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ilan Bender and Lida Frankel, jointly and severally, as attorneys-in-fact, each with power of substitution, for such person in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                Title                                 Date
_________                _____                                 ____

/s/ Ilan Bender         Chairman of the Board of Directors,   December 5, 1997
______________________  President and Chief Executive Officer
Ilan Bender             (principal executive officer)


/s/ Carlos V. Espinosa  Vice President of Manufacturing       December 5, 1997
______________________  and Director
Carlos V. Espinosa


/s/ Carlos R. Espinosa  Vice President of Research and        December 5, 1997
______________________  Development and Director
Carlos R. Espinosa


/s/ Lida R. Frankel     Chief Financial Officer and           December 5, 1997
______________________  Secretary (principal financial
                        officer and principal accounting
Lida R. Frankel         officer)


/s/ Ronald Costa        Director                              December 5, 1997
______________________
Ronald Costa


/s/ William T. Gross    Director                              December 5, 1997
______________________
William T. Gross


/s/ Michael R. Peevey   Director                              December 5, 1997
______________________
Michael R. Peevey

                                      (6)
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                                 EXHIBIT INDEX

Exhibit
Number
_______

4.1     1995 Stock Option Plan, As Amended (incorporated by reference to
        Exhibit 10.2 of the Registrant's Form 10-Q, File No. 0-27748, as filed with the Commission on November 14, 1997)

4.2     Forms of Stock Option Agreements (incorporated by reference to Exhibit
        10.1 of the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on August 29, 1995)

4.3 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 of Amendment No. 2 to the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on December 26, 1995)

4.4 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on August 29, 1995)

4.5     Specimen of Common Stock Certificate (incorporated by reference to
        Exhibit 4.1 of Amendment No. 4 to the Registrant's registration statement on Form S-1, File No. 33-96336, as filed with the Commission on March 8, 1996)

5.1     Opinion of Irell & Manella LLP

23.1    Consent of Ernst & Young LLP

23.3    Consent of Irell & Manella LLP (included in their opinion filed as
        Exhibit 5.1 hereto)

24.1 Powers of Attorney (included on signature page of this Registration Statement)